UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
AUGUST 30, 2008
Date of Report (Date of earliest event reported)
EAGLE TEST SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51828	36-2917389
(State or Other Jurisdiction	(Commission File No.)	(IRS Employer
of Incorporation)		Identification No.)
2200 Millbrook Drive
Buffalo Grove, Illinois 60089
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (847) 367-8282
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 8.01. Other Events.
Fiscal 2008 Bonus Awards
     On August 30, 2008, pursuant to the terms of the Eagle Test Systems, Inc. 2008 Management Bonus Plan (the “Bonus Plan”), the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Eagle Test Systems, Inc. (the “Company”) approved bonus awards for the fiscal year ending September 30, 2008 (“Fiscal 2008”) for the Chief Executive Officer and President, the Chief Operating Officer and Executive Vice President, the Chief Financial Officer, and Chief Technical Officer and Vice President of Technical Solutions, and other officers approved for participation in the Bonus Plan by the Compensation Committee (each a “Participant”). These bonus awards are conditioned upon each Participant being employed by the Company as of September 30, 2008, and shall be paid to the Participants thereafter. The Bonus Plan established an aggregate bonus pool allocable to Participants based upon the Company’s year-to-date financial performance and an estimate of the Company’s Fiscal 2008 operating income. Individual bonus awards were then determined by the Compensation Committee based upon the attainment of Company financial performance targets, as well as individual performance goals (collectively, the “Performance Goals”). The bonus awards for Fiscal 2008 for each of the Chief Executive Officer and President (Len Foxman), the Chief Operating Officer and Executive Vice President (Ted Foxman), the Chief Financial Officer (Steve Hawrysz), and Chief Technical Officer and Vice President of Technical Solutions (Jack Weimer) are $425,000, $300,480, $102,000 and $98,000, respectively.
     On September 1, 2008, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Teradyne, Inc., a Massachusetts corporation (“Buyer”), and Turin Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Buyer (“Merger Sub”). Subject to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company being the surviving entity and continuing as a wholly owned subsidiary of Buyer (the “Merger”). The Compensation Committee determined that it would be advisable to determine and approve bonus awards for fiscal 2008 prior to executing the Merger Agreement. The Bonus Plan provides that the Performance Goals will be measured at the end of the fiscal year after the preparation of the Company’s audited financial statements. However, the Bonus Plan also provides that the Compensation Committee may amend or terminate the Bonus Plan at any time. Due to the pending Merger, the Compensation Committee amended this provision of the Bonus Plan to permit the Performance Goals to be measured based upon the Company’s year-to-date financial performance and an estimate of the Company’s fiscal 2008 operating income.
First Quarter Fiscal 2009 Bonus Awards
     On August 30, 2008 the Compensation Committee also amended the Bonus Plan to provide that the Performance Goals will be measured and bonus awards will be approved at the end of three month period ending December 31, 2008 after the preparation of the Company’s unaudited financial statements. This amendment is subject to and conditioned upon the consummation of the Merger. Buyer’s fiscal year ends on December 31 of each year and the Company’s fiscal year ends on September 30 of each year. As a result, any Participant who remains as an employee of Buyer following the consummation of the Merger will not be eligible to participate in Buyer’s bonus plan until January 1, 2009. In order to appropriately compensate such individuals for their employment during the three month period ending December 31, 2008, and at Buyer’s request, the Compensation Committee approved this amendment to the Bonus Plan (subject to and conditioned upon the consummation of the Merger).
Additional Information about the Merger and Where to Find It
     In connection with the Merger, the Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders of the Company are urged to read the proxy statement and the other relevant material when they become available because they will contain important information about the Company, Buyer and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any and all documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to Eagle Test Systems, Inc., 2200 Millbrook Drive, Buffalo Grove, Illinois 60089, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER

RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.
     The Company, its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the merger. Information about those executive officers and directors of the Company and their ownership of Company common stock is set forth in the proxy statement for the Company’s 2008 Annual Meeting of Stockholders, which was filed with the SEC on December 28, 2007, and is supplemented by other public filings made, and to be made, with the SEC by the Company. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company, Buyer and their respective executive officers and directors in the merger by reading the proxy statement and other public filings referred to above.
Forward Looking Statements
     Certain items in this report may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company can give no assurance that expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the ability to complete the merger in light of the various closing conditions, including those conditions related to regulatory approvals; the expected timing of the completion of the merger; the impact of the announcement or the closing of the merger on the Company’s relationships with its employees, existing customers or potential future customers; adverse changes in the mortgage-backed securities market, the mortgage lending industry or the housing market; the level of competition for the Company’s services; the loss of one or more of the Company’s largest clients; the Company’s ability to maintain its professional reputation; management’s ability to execute the Company’s business strategy; and other risks detailed in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 6, 2007 and other reports filed with the Securities and Exchange Commission. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE TEST SYSTEMS, INC.
September 5, 2008	By:	/s/ Stephen J. Hawrysz
Stephen J. Hawrysz
Chief Financial Officer

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